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                                                                  EXHIBIT 10.16




Texas Commerce Bank National Association
Capital Markets Department
PO Box 2558
Houston, Texas 77252-8095


                            CONFIRMATION OF PURCHASE

REF-B 440870               DATE- 22 MAY 97         ARRANGED BY- PHONE
                                                   BR-

WE CONFIRM OUR PURCHASE FROM YOU                   VALUE-  22 MAY 98


    CURRENCY/AMOUNT               EXCHANGE RATE                EQUIVALENT

CAD       13,000,000.00               1.3510                USD  9,622,501.80

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         CURRENCY PAYABLE TO                       EQUIVALENT PAYABLE TO
         ROYAL BANK OF CANADA                      YOURSELVES THROUGH
         TORONTO HEAD OFFICE                       xxxxxxxxxxxxx

         CURRENCY PAYABLE BY                       EQUIVALENT PAYABLE BY
         ORDER OF YOURSELVES                       OUR CREDIT OF YOUR ACCOUNT
                                                   xxxxxxxxxxxxx

PLEASE SEND US YOUR CONFIRMATION    MISC INFO:

MAIL TO- DAISYTEK
         500 N. CENTRAL EXPRESSWAY
         PLANO, TX  75074-6763